UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM 8-K

                               CURRENT REPORT
                    Pursuant to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

                             For June 20, 2006


                             visonGATEWAY, Inc.
           (Exact name of registrant as specified in its charter)

           Nevada                      0-30499              90-0015691
(State or other jurisdiction      (Commission             (IRS Employer
of incorporation)                    File Number)           Identification
No.)

       12707 High Bluff Drive, Suite 200, San Diego, California   92130
          (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code: (858) 794-1416



         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreements.

     On June 14, 2006, visionGATEWAY, Inc. completed a Stock Purchase Agreement with Sunleigh Investments Limited, the owners of Centile Limited of the UK, relating to the acquisition of the business of Centile Limited by visionGATEWAY, Inc. In order to enhance its strategic growth opportunities in the VoIP market, visionGATEWAY finalized contractual agreements and expects the transaction to acquire Centile will be closed within the next 30 days with the exchange and transfer of shares, whereby Centile will become a wholly owned subsidiary of visionGATEWAY, Inc.

The sole investment of Centile Limited, a UK registered company, is the holding company for and the ownership of Centile SA, of France, a software development (R&D) and distribution company specializing in VoIP technology.

Centile is a leader in application software server solutions and an Internet Telephony (VoIP) software vendor. Their key product, the Centile IntraSwitch, enables Telecommunication Operators (GSM, Wireless), Media Companies and Service Providers to be at the forefront of VoIP and multimedia communications, whilst endowing enterprises and residential end users with top quality IP solutions.

The acquisition of Centile Limited announced today was made for consideration of:

     *    8,500,000 shares of common stock of VGWA;
     *    2,500,000 shares of non-voting stock of VGWA;
     * 500,000 share warrants of visionGATEWAY, Inc. with a strike price of US$1.50 for each share of common stock of visionGATEWAY, Inc; and,
     * the amount of Euros three million (_3,000,000), payable to Sunleigh Investments Limited after Closing in accordance with a timetable from mid July to end December 2006.

In addition, visionGATEWAY agreed to allocate to the key executives of Centile
SA:

     *    3,500,000 shares of common stock of VGWA; and,
     *    1,500,000 shares of non-voting stock of VGWA.

In addition, visionGATEWAY agreed to allocate 1,500,000 shares of non-voting stock of VGWA to be held as part of an incentive program to be established under new employment agreements with key Centile personnel.

Within the terms of the Agreement, visionGATEWAY will immediately assume management control of Centile and has agreed to undertake the current financial obligations of Centile, and, of course, on an ongoing basis.


Forward-Looking Statements

Statements made in this Form 8-K, which are not purely historical and statements preceded by, followed by or that include the words "may," "could," "should," "expects," "projects," "anticipates," "believes," "estimates," "plans," "intends," "targets," or similar expressions, are forward-looking statements with respect to the goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Company.

Forward-looking statements involve inherent risks and uncertainties, and may be dependent upon important factors (many of which are beyond the Company's control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, either nationally, internationally or in the communities in which the Company conducts its business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company's ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, governmental, regulatory and technical factors affecting the Company's operations, products, services and prices.

Accordingly, results actually received may differ materially from results expected in these statements. Forward-looking statements speak only as of the date they were made. The Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date such statements were made.


Item 9.01 Financial Statements and Exhibits.

     (a)  Financial Statements of businesses to be acquired.

          Financial Statements will be forthcoming when the transaction is closed.

     (b)  Pro Forma financial information.

          None.

     (c)  Exhibits

          None

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             visionGATEWAY, Inc.


                                             /s/Michael Emerson
                                             -----------------------
                                             Michael Emerson
                                             Chief Executive Officer